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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 17, 2003


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                               1-14337                 36-2875386
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(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)

1300 East Ninth Street, Cleveland, Ohio                  44114
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    ------------
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Item 5.  Other Events.

On June 17, 2003, Penton Media, Inc. (the "Company") issued a press release announcing the transfer of the Company's common stock from the New York Stock Exchange to the Over-the-Counter Bulletin Board. The press release is attached hereto as exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         Exhibit           Description
         -------           -----------

         99.1              Press release dated June 17, 2003
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         Penton Media, Inc.



                                         By:  /s/ Preston L. Vice
                                              --------------------------------
                                              Name:  Preston L. Vice
                                              Title:  Chief Financial Officer

Date:  June 19, 2003


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                                  EXHIBIT INDEX


Exhibit                  Description
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99.1              Press release dated June 17, 2003.